CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002. Joseph F. Monahan and David M. Lawson add research support.

Third Quarter Review and Commentary

Stock selection was very strong in the third quarter, providing all of the excess return relative to the benchmark. Stock selection was strongest in the Producer Durables and Technology sectors, and was positive in every sector with the exception of Consumer Discretionary. Sector allocation detracted very modestly from quarterly return.

We believe the stronger performance of Conestoga’s holdings in the Producer Durables and Technology sectors can be attributed to the Fund’s emphasis of companies with more consistent earnings and revenue streams. These higher-quality companies, the focus of Conestoga’s holdings, outperformed the broader index holdings in the down market. An example of one of the Fund’s stronger performing Producer Durables holdings would be Rollins Inc. (ROL), the parent company of Orkin Pest Control. ROL has continued to deliver steady growth in its commercial and residential pest services businesses. Similarly, within the Technology sector, Tyler Technologies Inc. (TYL) has delivered consistent earnings growth due to its recurring software license revenues. TYL provides software technologies to local and state governments to assist in the financial and budgeting management functions.

Stock selection in the Consumer Discretionary sector was weakest, where the Fund’s holdings underperformed the Index’s holdings. Iconix Brand Group Inc. (ICON) missed Wall Street estimates for their second quarter sales, and the stock moved lower as a result.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of September 30, 2011

3Q 2011

   1 Year     3Years   5Years   7Years   Since Inception

Conestoga Small Cap Fund           -17.59%

     5.96%      5.10%    3.57%   5.18%      9.02%

Russell 2000 Growth

              -22.25%      -1.12%       2.07%   0.96%   3.93%      8.30%

Russell 2000

              -21.87%      -3.53%      -0.37%  -1.02%   3.03%      7.80%

Sector Weightings as of 9-30-11:

Consumer Discretionary

7.8%

Consumer Staples

0.0%

Energy

5.7%

Financial Services

9.2%

Health Care

              16.5%

Materials & Processing

5.0%

Producer Durables            21.7%

Technology

              30.6%

Utilities

 0.0%

Cash

 3.5%

Top Ten Equity Holdings as of 9-30-11:

CoStar Group Inc.	4.09%
NVE Corp	3.64%
Bottomline Technologies Inc.	3.63%
Quality Systems Inc.	3.48%
Sun Hydraulics Corp.	3.32%
Raven Industries Inc.	3.16%
Tyler Technologies Inc.	3.03%
Advisory Board Co.	2.97%
Westwood Holdings Group Inc.	2.85%
Simpson Manufacturing Co. Inc.	2.80%

*Total Percent of Portfolio:	32.97%

Market Capitalizations as of 9-30-11:

Mid Caps ( >$2 Bil)

18.0%

Small Caps ($500 Mil

 62.7%

-$2 Bil)

Micro Caps (<$500 Mil)       15.7%

Cash

  3.6%

Fund Characteristics 9-30-11:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	19.7x	12.0x	13.3x
P/E (1 Yr Fwd)	19.7x	14.0x	16.6x
Earnings Growth	18.9%	14.2%	17.6%
PEG Ratio	1.04	1.00	0.94
ROE - Last 4 Qtrs Avg	15.6%	7.4%	9.5%
Weighted Avg Mkt.Cap	$1,220 Mil	$1,048 Mil	$1,179 Mil
Long-Term Debt/Capital	3%	39%	40%
Dividend Yield	0.85%	1.68%	0.78%

Number of Holdings	47	1959

      1141

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Assets (as of date)	$133.3 Mil
Inception Date	10/1/2002
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	1.20%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.04%
Total Annual Fund Operating Expenses	1.24%
Expense Limitation (2)	-0.14%
Total Net Operation Expenses	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Performance is based upon closing NAV        calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call  1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and     expenses which an investor should consider before investing.

(1)  Restated to reflect current fees. In addition, although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2)  The Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees and expenses of the independent Trustees, taxes, interest and extraordinary expenses. Conestoga Capital Advisors, LLC, “Adviser” has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2012, subject to termination at any time at the option of the Fund.